Contingencies and Other Accrued Losses	12 Months Ended
May 31, 2017
Commitments And Contingencies Disclosure [Abstract]
Contingencies and Other Accrued Losses

NOTE N — CONTINGENCIES AND OTHER ACCRUED LOSSES

Accrued loss reserves consist of the following:

May 31,	2017	2016
(In thousands)
Accrued product liability reserves	$14,932	$25,100
Accrued warranty reserves	15,701	9,137
Accrued environmental reserves	1,102	1,053
Total accrued loss reserves - Current	$31,735	$35,290
Accrued product liability reserves - noncurrent	$28,222	$29,045
Accrued warranty liability - noncurrent	3,448	4,177
Accrued environmental reserves - noncurrent	1,747	1,676
Total accrued loss reserves - Noncurrent	$33,417	$34,898

We provide, through our wholly owned insurance subsidiaries, certain insurance coverage, primarily product liability coverage, to our other subsidiaries. Excess coverage is provided by third-party insurers. Our product liability accruals provide for these potential losses as well as other uninsured claims.  Product liability accruals are established based upon actuarial calculations of potential liability using industry experience, actual historical experience and actuarial assumptions developed for similar types of product liability claims, including development factors and lag times.  To the extent there is a reasonable possibility that potential losses could exceed the amounts already accrued, we believe that the amount of any such additional loss would be immaterial to our results of operations, liquidity and consolidated financial position.

We also offer warranties on many of our products, as well as long-term warranty programs at certain of our businesses, and have established product warranty liabilities. We review these liabilities for adequacy on a quarterly basis and adjust them as necessary. The primary factors that could affect these liabilities may include changes in performance rates as well as costs of replacement. Provision for estimated warranty costs is recorded at the time of sale and periodically adjusted, as required, to reflect actual experience. It is probable that we will incur future losses related to warranty claims we have received but that have not been fully investigated and related to claims not yet received. While our warranty liabilities represent our best estimates at May 31, 2017, we can provide no assurances that we will not experience material claims in the future or that we will not incur significant costs to resolve such claims beyond the amounts accrued or beyond what we may recover from our suppliers. Product warranty expense is recorded within selling, general and administrative expense.

Also, due to the nature of our businesses, the amount of claims paid can fluctuate from one period to the next.  While our warranty liabilities represent our best estimates of our expected losses at any given time, from time-to-time we may revise our estimates based on our experience relating to factors such as weather conditions, specific circumstances surrounding product installations and other factors.

The following table includes the changes in our accrued warranty balances:

Year Ended May 31,	2017	2016	2015
(In thousands)
Beginning Balance	$13,314	$11,663	$14,741
Deductions (1)	(18,269)	(18,061)	(29,543)
Provision charged to SG&A expense	23,862	19,653	23,487
Acquisitions, including SPHC reconsolidation	242	59	2,978
Ending Balance	$19,149	$13,314	$11,663

(1)	Primarily claims paid during the year.

In addition, like other companies participating in similar lines of business, some of our subsidiaries are involved in several proceedings relating to environmental matters.  It is our policy to accrue remediation costs when it is probable that such efforts will be required and the related costs can be reasonably estimated.  These liabilities are undiscounted and are not material to our financial statements during any of the periods presented.

We were notified by the SEC on June 24, 2014, that we are the subject of a formal investigation pertaining to the timing of our disclosure and accrual of loss reserves in fiscal 2013 with respect to the previously disclosed U.S. Department Of Justice (the “DOJ”) and the U.S. General Services Administration (the “GSA”) Office of Inspector General investigation into compliance issues relating to Tremco Roofing Division’s GSA contracts. As previously disclosed, our audit committee completed an investigation into the facts and circumstances surrounding the timing of our disclosure and accrual of loss reserves with respect to the GSA and DOJ investigation, and determined that it was appropriate to restate our financial results for the first, second and third quarters of fiscal 2013.  These restatements had no impact on our audited financial statements for the fiscal years ended May 31, 2013 or 2014. The audit committee’s investigation concluded that there was no intentional misconduct on the part of any of our officers.

In connection with the foregoing, on September 9, 2016, the SEC filed an enforcement action against us and our General Counsel.  We have cooperated with the SEC’s investigation and believe the allegations in the complaint mischaracterize both our and our General Counsel’s actions in connection with the matters related to our quarterly results in fiscal 2013 and are without merit.  We intend to contest the allegations in the complaint vigorously, and both we and our General Counsel filed motions to dismiss the complaint on February 24, 2017.

The action by the SEC could result in sanctions against us and/or our General Counsel and could impose substantial additional costs and distractions, regardless of its outcome. We have determined that it is probable that we will incur a loss relating to this matter and have estimated a range of potential loss. We have accrued at the low end of the range of loss, as no amount within the range is more likely to occur, and no amount within the estimated range of loss would have a material impact on our consolidated financial condition, results of operations or cash flows.

In December 2014, we received notice of a claim seeking damages against one of our industrial segment subsidiaries alleging failure of a coating system application on a parking garage in Dubai, UAE.  During the year ended May 31, 2017, the case settled for an immaterial amount.

A consolidated class-action complaint is pending against Rust-Oleum Corporation (“Rust-Oleum”) seeking to have a class certified and alleging breach of warranty, breach of contract and other claims regarding certain deck coating products of Rust-Oleum.  In October 2016, the parties executed a settlement agreement. The court has granted final approval of the settlement.  Rust-Oleum has deposited $9.3 million into a settlement fund in satisfaction of the claims.  We recorded the amount of the settlement in accrued losses in our Consolidated Balance Sheets and reflected the amount in other expense (income), net, in our Consolidated Statements of Income as of and for the fiscal year ended May 31, 2016.